UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 16, 2006

DITECH NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26209	94-2935531
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 E. Middlefield Road

Mountain View, Ca. 94043

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 623-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Executive Officer Fiscal 2006 Bonuses

On May 16, 2006, the Compensation Committee of the Board of Directors of Ditech Networks, Inc. established the bonuses for the following executive officers of Ditech Networks for services performed in fiscal 2006 as follows:

Name	Title	Bonus
Timothy K. Montgomery	Chief Executive Officer and President	$84,000
Lowell Trangsrud	Executive Vice President and Chief Operating Officer	$27,000
William J. Tamblyn	Executive Vice President and Chief Financial Officer	$28,000
Lee House	Vice President of Engineering, Voice Communications and Echo Cancellation Products	$16,000
Chalan Aras	Vice President of Marketing	$17,000

Executive Officer Fiscal 2007 Compensation

On May 16, 2006, the Compensation Committee of the Board of Directors of Ditech Networks, Inc. established the cash compensation for the executive officers of Ditech Networks for fiscal 2007 as follows:

Name	Title	Salary	Bonus at Target Level
Timothy K. Montgomery	Chief Executive Officer and President	$375,000	$375,000
Lowell Trangsrud	Executive Vice President and Chief Operating Officer	$250,000	$150,000
William J. Tamblyn	Executive Vice President and Chief Financial Officer	$250,000	$150,000
Lee House	Vice President of Engineering, Voice Communications and Echo Cancellation Products	$220,000	$88,000
Chalan Aras	Vice President of Marketing	$210,000	$94,500
Gary Testa	Vice President of Worldwide Sales	$220,000		**

** Per employment contract, as previously disclosed.

The proportion or multiple of target bonus actually paid will be determined based on predetermined performance targets of Ditech’s fiscal 2007 revenue and operating profit, as well as individual objectives and a small portion determined by the Chief Executive Officer (by the Compensation Committee in the case of Mr. Montgomery), which collectively establish performance. Each component of the target performance is assigned a specific weighting.  If performance is reached at the target level, the target bonus will be paid with respect to that performance metric.  Bonuses will be adjusted up or down from the target bonus if performance is above or below the performance targets; provided, however, that (1) no bonus will be paid relating to revenue and operating profit if less than 80% of the performance target for that metric is reached, (2) no more than the target level bonus will be paid with respect to the revenue component if the target level of operating profit is not met, and (3) no more than twice the target bonus will be paid.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DITECH NETWORKS, INC.

Dated: May 18, 2006	By:	/s/ William J. Tamblyn
William J. Tamblyn
Executive Vice President and Chief
Financial Officer